UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

NTL Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	52-3778427
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification
No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1 Press Release dated November 8, 2006

Item 2.02. Results of Operations and Financial Condition

On November 8, 2006, NTL Incorporated issued a press release announcing results for the three months ended September 30, 2006.  A copy of the press release is attached as Exhibit 99.1 hereto.  The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated November 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED

Date: November 8, 2006	By:	/s/ Bryan H. Hall

Bryan H. Hall
Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 8, 2006.